GOODWILL	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	2020	2019
Balance at beginning of year	$5,218	$2,411
Acquisitions through business combinations (1)	(83)	3,444
Impairment losses	—	(418)
Dispositions	(215)	(21)
Assets reclassified as held for sale (2)	—	(212)
Foreign currency translation	324	14
Balance at end of year	$5,244	$5,218
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(1)See Note 3 for additional information.
(2)Includes assets that were reclassified as held for sale and subsequently disposed. See Note 8 and Note 9 for additional information.
    During the year ended December 31, 2019, the partnership recorded a goodwill impairment loss of $261 million within the infrastructure services segment. This was related to the partnership’s investment in Altera as a result of changes in certain vessel redeployment opportunities and the reassessment of future assumptions. This reduced the carrying value of Altera goodwill from $547 million to $286 million. The recoverable amount was based on the fair value less costs of disposal, using a discounted cash flow model incorporating significant unobservable inputs. The estimates regarding expected future cash flows and discount rates are level 3 fair value inputs based on various assumptions including existing contracts, future vessel redeployment rates, financial forecasts and industry trends. The partnership also recorded a goodwill impairment loss of $157 million within the business services segment.
    Goodwill is allocated to the following segments as at December 31, 2020 and 2019:

(US$ MILLIONS)	2020	2019
Business services	$2,529	$2,514
Infrastructure services	481	470
Industrials	2,234	2,234
Total	$5,244	$5,218